STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Investor Presentation May 2024 Exhibit 99.1

2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our ongoing integration of ETANCO, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic and other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, the operations of our customers, suppliers and business partners, and our ongoing integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition.

3 Investment Highlights Industry leader with strong business model, accelerating above market top-line growth(1), high brand recognition and trusted reputation Diversified product offerings and geographies with ~50% exposure to the U.S. housing market Leadership position in structural solutions for wood connections with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility ~39% of free cash flow returned to stockholders since 2021(2) (1) Above market top-line growth relative to U.S. housing starts. (2) Time frame represents January 1, 2021 to March 31, 2024.

4 $0.00 $30.00 $60.00 $90.00 $120.00 $150.00 $180.00 $210.00 30-Year Trading History 5/25/1994 Initial public offering at $11.50 (or $2.875 adjusted for two stock splits in August 2002 & November 2004) 3/24/2020 COVID-19 pandemic declared 10/30/2017 Announced 2020 Plan to improve operational performance and enhance stockholder value 3/23/2021 Announced 5 Year Company Ambitions & Key Growth Initiatives 7/29/2019 Updated certain 2020 Plan targets 3/1/2024: SSD closes at all- time high of $209.30 12/29/2021 Announced binding offer to acquire ETANCO; closed acquisition of ETANCO on 4/1/2022 Compound annual growth rate of ~15% as of April 30, 2024 since the 1994 IPO

5 Simpson’s Brand and Culture At Simpson, we describe the unique culture of our organization as our “Secret Sauce.” To provide solutions that help people design and build safer, stronger structures. OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Be Humble, Have Fun

6 Our Strong Business Model Why Simpson? Our Customer-Centric Approach Broad portfolio of structural solutions Unparalleled availability & deliveryLongstanding relationships Comprehensive service Innovation leader Impactful industry outreach An increasingly broad portfolio of products and software, and a commitment to developing complete solutions for the markets we serve. Our long-standing reputation, relationships and engagement with builders and distributors, engineers, building officials, and contractors to design safer, stronger structures and improve construction practices. A dedication to innovation, extensive engineering, and research and testing in our state-of-the-art labs. Industry-leading product availability and delivery standards on our vast product offering across multiple distribution channels, with typical delivery within 24-48 hours. Best-in-class field support, technical expertise, digital tools, and training to make it easy to select, specify, install and purchase our products. A strong commitment to trades education and partnering with organizations that provide training and career opportunities to attract more people to the industry and alleviate labor shortages.

7 Innovation Leader 1956 1970 1984 1996 1997 1999 2005 Simpson is a pioneer of construction solutions and the industry standard for structural connectors. 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN 2008 EXPANSION INTO STAINLESS STEEL FASTENERS

8 Innovation Leader (Continued) Simpson is an innovation leader in fasteners, concrete repair, lateral systems, construction software and structural steel solutions. 2011 2016 20192012 2017 FURTHER EXPANSION INTO COLD-FORMED STEEL EXPANSION INTO CARBON FIBER SOLUTIONS EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO STRUCTURAL STEEL EXPANSION INTO OUTDOOR DECORATIVE HARDWARE 2021 FURTHER EXPANSION INTO WOOD SHEAR WALLS 2022 EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET 2023 FURTHER EXPANSION INTO MASS TIMBER EXPANSION INTO TRUSS SOFTWARE 2013 EXPANSION INTO ENGINEERED WOOD PRODUCTS SOFTWARE

9 Innovation Leader (Continued) 484 Engineers 1,653 Trademarks Worldwide 7 Accredited Test Labs 499 Patents Worldwide 202 Patents Pending 92 Code Reports We are dedicated to research, testing, engineering and innovation through our state-of-the-art test labs. Testing is in our DNAInnovation by the numbers Large scale structural testing and individual solution testing provides us with a better understanding of how structures perform, advances our design technology and improves building safety.

Broad Portfolio of Solutions Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems Wood connectors, shearwalls, connectors for cold-formed steel and structural steel Fasteners for connectors, structural screws, decking screws, and productivity solutions Truss plates, engineered wood product connectors, truss and EWP design software Mechanical and adhesive anchors, injection epoxies, carbon fiber strengthening products Broad and deep product offering with 18,000 standard and custom products for wood, concrete and steel, and digital solutions to make it easier to specify and order our products. Digital Solutions 50+ software and web applications for design, specification and estimating Note: Excluding ETANCO building envelope products only sold in Europe. 10

Serving Our Customers and Industry Longstanding relationships Unparalleled availability and delivery Impactful industry outreach • ~98% product fill rate (North America) • 24-48 hour typical delivery • 48-hour turnaround on specials • Same-day shipping availability Comprehensive service • ~740 field sales reps • Thousands of jobsite visits • Tailored, integrated technology offering to select, visualize, specify, approve or buy our products • 26 training centers • 700+ training workshops per year • Partnering with organizations like Habitat for Humanity and the Building Talent Foundation to support Construction Trades Education • 26 of top 30 builders on our builder program • Programs with 300+ builders representing ~50% of U.S. housing starts • Millions of specifications • Thousands of stocking dealers & retailers Our customer-centric approach and commitment to relentless service differentiates us from other vendors and suppliers. 11 BP: Working on but removing in case I don’t get it in time [reaching X amount of people]

12 Core Addressable Market(1) Wood Connectors & Truss Concrete Market Size $15.0 B Addressable Market $1.3 B (9%) SSD Share $296 M (23%) Market Size $10.1 B Addressable Market SSD Share $492 M (29%) Market Size/ Addressable Market $2.5 B SSD Share $1.35 B (54%) Fasteners $1.7 B (17%) (1) Note: Market share based on net sales as of the full year ended December 31, 2022. Market sizes based on internal estimates using information as of December 31, 2022. Includes North America, Europe and Pacific Rim. Addressable market and SSD share include ETANCO Group. Many opportunities to expand into adjacencies and to create new markets

13 5 Key End Use Markets in North America Our market focused approach enables us to better serve current customers and identify opportunities to reach new customers and product opportunities.

14 Residential KEY PRODUCT LINES KEY MARKET FOCUS AREAS STRATEGY • Single family construction • Multifamily construction • Outdoor living (e.g. decks, pergolas, fences) • Repair, remodel and retrofit applications • National home builder relationships • Lumber and building materials (LBM) relationships • Build and maintain strong relationships with top Builders and pro-dealers • Specify and create demand through national builders • Ensure product availability through national pro- dealers • Utilize connectors to grow other product lines • Continued development of digital solutions to provide superior service Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions Specification Tools Estimating Options Mgmt Outdoor Living

15 Commercial KEY MARKET FOCUS AREAS STRATEGY • Retail and office buildings • Institutional (education, healthcare) • Public and utilities (water supply, pipelines, ports) • Transportation (bridges, tunnels, airports) • Manufacturing (factories, warehouses, data centers) • Structural steel buildings • Call on and educate architects, engineers, and designers to drive specifications • Provide training and support to contractors and distributors • Continue to build out solutions portfolio to increase breadth of line in structural steel, anchors, fasteners, strengthening and products for cold-formed steel • Strategic partnership with Structural Technologies – largest installer of carbon fiber products KEY PRODUCT LINES Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems Digital Solutions --- Specification Tools Design Software

16 OEM KEY MARKET FOCUS AREAS STRATEGY • Aligned with our business model; identify opportunity for existing connectors, fasteners, anchors and truss plates products into this market • Engineer and launch value-added OEM-specific structural solutions • Leverage Simpson Strong-Tie engineering testing capabilities • Develop direct and distribution sales channels • Utilize external innovation opportunities • Off-site construction (manufactured housing, modular construction, post-frame construction, prefab sheds) • Mass timber construction • Wood and steel fastening (crates, trailers, RV manufacturers, etc.) • Concrete anchoring and kitting (material handling and precast concrete mfrs, private label & kitting) KEY PRODUCT LINES Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems Digital Solutions Specification Tools Online ordering platform

17 National Retail KEY MARKET FOCUS AREAS STRATEGY • Improve retail execution through merchandising, product development, and marketing • Continue expanding availability of all product lines, and increase in-store training • Enable consumers to customize, design and create bill-of-materials with software • Partner with home center brand advocates to maximize e-commerce sales • Utilize external innovation opportunities • Large home centers • Co-ops / retail chains • Farm & hardware supply retailers • Pro customer strategy • eCommerce growth KEY PRODUCT LINES Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems Digital Solutions --- Outdoor Living Solutions eCommerce

18 Component Manufacturers KEY MARKET FOCUS AREAS STRATEGY • Component manufactures who build roof and floor trusses, offer EWP solutions and/or wall panel solutions • Equipment solutions • Large LBMs • Offsite construction – i.e. fully integrated builders Wall Panels 18 Roof Truss Floor Truss I-Joist (EWP) Simpson Hardware Multi Module Software Offering • Continue to develop functional, stable, open software • Continue to increase truss plate manufacturing capacity to support growth • Further build internal talent pool for implementation, training and high touch service and support • Provide a modest equipment offering • Industry involvement and strong relationships KEY PRODUCT LINES Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems Digital Solutions --- Component Solutions (Truss) Software

19 Digital Solutions Specifiers Builders Building Material Partners Component Manufacturing, Lumber Yards Home Improvement Framers Our goal is to leverage and grow our suite of integrated, technology solutions across our value chain to connect building industry stakeholders, improve construction processes, and be the partner of choice. Key focus areas to make it easier to specify and order our products: • Specification Tools (Apps/Selectors) • Customer Portal • Builder Software • LBM Software • Component Manuf. Software (Truss) • Outdoor Living Solutions

20 Digital Solutions (Continued) Building out our digital offerings to serve customers across the building industry ~30 specification tools (apps/selectors) Design/visualization, estimating Option management, estimating Project management and design Free design software and plans

21 Europe Strategy • Continue ETANCO(1) integration and realize synergies: Offensive Synergies  Expand market share  Enhance portfolio of solutions  Cross-selling opportunities  Entrance into new commercial building markets  Grow direct sales model Defensive Synergies  Procurement optimization  Manufacturing efficiencies  Operating expense efficiencies  Insourcing (1) Completed acquisition of FIXCO Invest S.A.S ("ETANCO") on April 1, 2022. Focused on above market growth and a 15% operating income margin in Europe. • Optimize sales channels and footprint in Europe • Drive success in commercial building markets • Drive growth in Mass Timber initiative • Develop software and services to provide complete solutions

22 Strong Business Drives Stockholder Value Our 2023 Sales by Product… ($ USD Millions) and Across Operating Segments ($ USD Millions) EPS Dividends Per Share(1) (1) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013. $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 $8.26 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.03 $1.07 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 North America $1,716 Europe $481 Asia/Pacific $17 Wood Construction $1,882 Concrete Construction $321 Other $12

23 Historical Market and Financial Performance 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts Total Company Revenue & Profitability Relative to U.S. Housing Starts

24 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 - 50 100 150 200 250 300 350 400 450 2015 2016 2017 2018 2019 2020 2021 2022 2023 H o u s in g S ta rts (M ) S a le s V o lu m e s North America Volume US Housing Starts Accelerating Above Market Growth Our North America operations continue to outperform U.S. housing and we are highly focused on accelerating above market growth beyond historical average performance while continuing to pursue top quartile profitability. 2.5% avg. above market ~8% avg. above market

25 Investments to Accelerate Above Market Growth  Productivity  Columbus  Expanded capacity  Gallatin  Highly automated production  Insourcing production of imported materials Capital Investment Recent and future strategic investments in both OPEX and CAPEX are crucial to achieving our company ambitions.  Build out sales and engineering teams  Provide better service and develop new business  Increase market penetration and attachment rates  Hire skilled labor  Have labor in place for higher growth periods Human Capital  Market focused teams  Complete the transition from two step distribution to direct-to- customer  Develop additional structural solutions Improve Go to Market Digital Solutions  Digital solutions that connect building industry stakeholders and help improve construction processes  Truss Software  Estimating Software  Design Software  Visualization Software  Design and estimating services  Partner development

26 (1) (1) Proxy peer average includes: AOS, AAON, WMS, ALLE, AMWD, APOG, AWI, ATKR, AZEK, EXP, ROCK, JHX, LPX, DOOR, PATK, PGTI, NX, SUM, TREX. (2) Fiscal 2024 operating margin outlook as of April 22, 2024. Please refer to the first quarter 2024 earnings press release issued on April 22, 2024 for additional details. Operating Income Margin Outperformance 9.5% 4.4% 3.5% 3.3% 4.1% 4.3% 7.1% 7.1% 8.6% 10.9% 13.2% 13.5% 12.9% 12.7% 13.9% 15.8% 16.6% 14.2% 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.4% 21.7% 21.5% 20.0% - 21.5%(2) 0.0 5.0 10.0 15.0 20.0 25.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) Proxy Peer Average SSD-US Operating Income Margin Average 2006 - 2019 2020-2021 2022-2023 Proxy Peer Average(1) 8.2% 14.8% 15.4% SSD 13.7% 21.7% 21.6%

27 ROIC(1) Relative to Proxy Peers(2) Source: Company filings as of February 26, 2024. (1) Return on Invested Capital (ROIC) reflects latest fiscal year reported. See slide 35 for ROIC definition. (2) Proxy peer average includes: AAON, AOS, ALLE, AMWD, APOG, ATKR, AWI, AZEK, DOOR, EXP, JHX, LPX, NX, PATK, PGTI, ROCK, SUM, TREX and WMS. Note: JHX excluded from peer average for 2009-2012 (result not meaningful). 16.9% 10.0% 7.3% 1.6% 5.8% 6.6% 5.4% 6.3% 7.5% 7.9% 10.5% 10.6% 14.5% 15.3% 20.0% 24.6% 21.2% 17.2% 14.6% 12.9% -10.0% -1.0% 0.7% 0.4% 5.5% 12.9% 13.0% 18.0% 18.2% 17.5% 13.8% 10.1% 9.9% 17.2% 16.6% 14.5% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 SSD Peer Average

28 $160 $206 $208 $151 $400 $427 $29 $33 $33 $44 $62 $89$2 $7 $8 $6 $811 $23 $40 $40 $40 $42 $44 $45$111 $61 $76 $24 $79 $50 $182 $141 $158 $116 2018 2019 2020 2021 2022 2023 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation.

29 Quarterly Cash Dividends Capital Return History $751.7 Million 2021 – 2024 YTD(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($986.0 M) less Capital expenditures ($234.3 M) 20.3% 18.9% Repurchases of Common Stock(2) (1) Time frame represents January 1, 2021 to March 31, 2024. (2) From April 1, 2024 to May 2, 2024, the Company repurchased 283,273 shares of the Company’s common stock at an average price of $176.51.

30 Use of Cash Priorities Cash Flow From Operations Share Repurchases • Evaluating potential M&A in the markets we operate (support key growth initiatives) • Integrating ETANCO remains the priority • Maintain quarterly cash dividends(1) • Consistently and moderately raise dividends • Capital return target of 35% of free cash flow(2) • Selective and opportunistic share repurchases • Board approved $100 M share repurchase authorization through December 2024 • Capital return target of 35% of free cash flow(2) Organic Growth Dividends (1) On May 1, 2024, the Company's Board of Directors declared a quarterly dividend of $0.27 per share, payable on July 25, 2024 to stockholders of record on July 4, 2024. (2) The Company defines free cash flow as cash flow from operations less capital expenditures. • Focused on repaying debt incurred to finance the acquisition of ETANCO Debt Repayment Acquisitions • Prioritizing facility expansions (capacity, service, efficiencies and safety) • Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.) Past and Potential Future Uses of Cash Flows

31 Acquisition Strategy • Focused on strengthening our business model by expanding our product lines to develop complete solutions for the markets in which we operate • Improve our manufacturing capabilities and supply chain efficiencies to reduce lead-times and bring production closer to the end customer • The majority of actionable opportunities are smaller / tuck-in type acquisitions Evaluate potential M&A opportunities to accelerate traction on our key growth initiatives

32 Housing Market Projections(1) There is a sizable shortage of new homes after more than a decade of under-building relative to population growth. (1) Source: www.macrotrends.net. Monthly housing starts data. New home construction dropped steeply after the recession and has yet to fully recover. Company expects U.S. housing shortage to accelerate housing starts growth in the mid to long-term. 0 500 1,000 1,500 2,000 2,500 US Housing Starts Target housing starts needed to keep up with demand

Sustainability, Environmental and Social Responsibility

We operate in an environmentally responsible manner to protect our employees, customers and communities while prioritizing an inclusive, equitable and diverse company

Environmental

Committed to continuously improving the efficiency of our resource use to lessen our impact, and designing and manufacturing products with environmental conservation in mind

Manufacturing Facilities

- GOAL: Minimize amount of total waste generated by manufacturing processes through companywide lean practices
- ✓ In 2023, determined the appropriate environmental stewardship practices at each of our facilities and are advancing toward their standardization

Energy Conservation

- GOAL: Improve energy efficiencies at facilities globally to ensure eco-friendly, cost-effective operations
- ✓ In 2023, successfully implemented various energy conservation initiatives across our operations

Waste Reduction and Recycling

- GOAL: Support the Circular Economy by minimizing our largest recognized waste stream and sending unused steel back upstream
- ✓ Continuously work to improve the design of our products to minimize scrap steel during the stamping process, reducing both costs and energy

Sustainable Building Practices

- GOAL: Support sustainable business practices through use of green building technology and non-toxic materials
- ✓ In 2023, completed testing on a 10-story mass-timber structure, paving the way for increased adoption of regenerative construction materials

Social Responsibility

Striving to ensure everyone at our Company feels included and empowered, and equipping our employees with the tools and confidence to nurture themselves and their careers

Diversity, Equity and Inclusion

- GOAL: Foster diversity in our workforce and maintain representation of differing genders, ages, races, ethnicities, and abilities
- ✓ Partnered with DiversityJobs to promote our job postings, and recently established a promotion guide to ensure a fair and consistent approach

Leadership & Development

- GOAL: Ensure all employees have access to opportunities to grow and thrive in their careers with the Company
- ✓ In 2023, launched employee skills assessment and began creating meaningful development programs to ensure continued employee growth

Human Capital Management

- GOAL: Strengthen our values-based leadership and culture based on our Company value that Everybody Matters
- ✓ In 2023, formed partnership with Gallup to conduct our biannual Global Employee Engagement Survey

Health and Safety

- GOAL: Provide the highest standard of safety and create a healthy working environment
- ✓ In 2023, improved the global Total Recordable Incident Rate to 1.51, below the gold standard of recognized international experts

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34 Company Ambitions Strengthening our values-based culture Being the partner of choice Striving to be an innovative leader in the markets we operate Continuing above market growth relative to U.S. housing starts Returning to the top quartile of our proxy peers for operating income margin Returning to the top quartile of our proxy peers for ROIC(1) 1 2 4 3 5 6 (1) See slide 35 for Return on Invested Capital (ROIC) definition.

35 Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term debt, at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.

STRONG FOUNDATION. STRONGER FUTURE.